Summary Prospectus

Aberdeen Global High Income Fund

February 28, 2017

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/AIF. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2017, as supplemented from time to time, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2016, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJBHX  Institutional Class: JHYIX

Objective

The Aberdeen Global High Income Fund (the "Global High Income Fund" or the "Fund") seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global High Income Fund. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.16%	0.14%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%
Total Annual Fund Operating Expenses[2]	1.10%	0.83%
Less Fee Waiver/Expense Reimbursement	0.06%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2,3]	1.04%	0.79%

1  "Acquired Fund Fees and Expenses" are incurred indirectly by the Fund as a result of its investments in one or more funds, including exchange traded funds (ETFs), and these fees and expenses are not subject to the Fund's fee waiver/expense reimbursement contract.

2  The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund's Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets, respectively, included in the Fund's Financial Highlights in the Fund's complete prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

3  Aberdeen Investment Funds and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.00% for Class A shares and 0.75% for Institutional Class shares of the Fund which may not be terminated before February 28, 2018 without approval from the Independent Trustees. This limit excludes certain expenses, including interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The Fund is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser; provided, however, that any reimbursements must be paid within not more than three fiscal years after the fiscal year in which the Adviser limited the fees or paid the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in effect at the time the fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global High Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global High Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$106	$344	$600	$1,335
Institutional Class shares	$81	$261	$457	$1,022

  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017  01

Portfolio Turnover

The Global High Income Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Strategies

The Global High Income Fund seeks to achieve its goal by investing primarily in high income producing instruments, rated at the time of purchase below "BBB — " by Standard & Poor's Rating Service ("S&P"), or below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., "junk bonds"). Although the Fund typically invests in high income debt securities, the Fund may also invest in investment grade debt.

The Fund normally invests in a diversified portfolio of high income producing securities. The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., "junk bonds") and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.

The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations. In addition, the Fund may invest in U.S. and non-U.S. Dollar denominated securities issued by foreign public or private sector entities, including those based in the emerging markets.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, municipalities, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance.

The Fund invests in fixed income securities, debt instruments convertible into common stock, preferred stock and swaps.

The Fund invests in financial instruments issued by corporations, banks, governments, government entities and supranational organizations.

The Fund ordinarily invests in no fewer than three different countries outside the U.S. Under normal market conditions, the Fund will invest at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. issuers. However, the Fund may invest a lesser amount of its assets in securities of non-U.S. issuers when market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its net assets plus any borrowings for investment purposes, in securities of non-U.S. issuers. An issuer is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•  has its principal securities trading market in a country outside the U.S.;

•  derives the highest concentration of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.; and/or

•  issues securities denominated in the currency of a country outside the U.S. (and meets one of the other criteria set forth above).

The Fund may invest in debt securities of any maturity. The Fund may invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S ("Regulation S Securities").

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed-rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may invest up to 20% of its net assets in global equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers that trade on an exchange or over-the-counter ("OTC").

To achieve its investment goal, the Fund may use derivatives under certain market conditions. As of October 31, 2016, the Fund had 0.76% of its net assets invested in derivatives excluding spot foreign exchange contracts. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

Principal Risks

The Global High Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Asset-Backed Securities Risk — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.

02  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017

Certain asset-backed securities may also be subject to the risk of prepayment.

Bank Loan Risk — There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund's redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Credit Default Swap Risk — Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they may increase credit risk since the Fund may have exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited including, without limitation, as a result of general market conditions or Dodd-Frank and regulations thereunder, and these changes could adversely affect the Fund. Additionally, to the extent the Fund sells protection under credit default swap contracts, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap in the event of a default or similar event of the referenced debt obligation.

Credit Risk — A debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Extension Risk — Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund's distributions could constitute a return of capital to shareholders for federal income tax purposes.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. As a result of the Fund's policy to invest under normal market conditions at least 40% of its net assets, plus any borrowings for investment purposes, in securities of non-U.S. issuers, the Fund may at times be overweight in non-U.S. issuers compared to its benchmark and/or the market.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment on its books and may include such securities as

  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017  03

those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund's procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund's fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund's net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund's level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Securities Selection Risk — The investment team may select securities that underperform the securities markets or other funds with similar investment objectives and strategies.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government's debt securities held by the Fund and impact an issuer's ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government's default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global High Income Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The table compares the Fund's average annual total returns to the returns of the BofA Merrill Lynch Global High Yield Constrained Index (hedged), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") became the adviser of the Fund on May 22, 2013. However, the portfolio management team from Artio Global Management LLC, the predecessor adviser to the Fund, was employed by the Adviser as of that date and continues to manage the Fund.

04  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Highest Return: 21.92% – 2nd quarter 2009
Lowest Return: -18.97% – 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2016

	1 Year	5 Years	10 Years
Class A shares (inception date: 12/17/02)–Before Taxes	9.02%	4.69%	5.58%
Class A shares–After Taxes on Distributions	6.67%	1.93%	2.72%
Class A shares–After Taxes on Distributions and Sales of Shares	5.06%	2.49%	3.20%
Institutional Class shares (inception date: 1/30/03)– Before Taxes	9.25%	4.97%	5.84%
BofA Merrill Lynch Global High Yield Constrained Index (hedged) (reflects no deduction for expenses or taxes)	16.21%	8.25%	7.86%

Investment Adviser

AAMI serves as the Global High Income Fund's investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Steven Logan	Head of Global High Yield	2016
Robert Friebel	Senior Investment Manager	2003	*
Brendan Dillon	Senior Investment Manager	2015
Ben Pakenham	Deputy Global Head of High Yield	2016

*Includes predecessor adviser

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account Additional investments	$1,000 $50
To start an Automatic Investment Plan Additional Investments (Automatic Investment Plan)	$1,000 $50
Institutional Class Shares
To open an account Additional investments	$1,000,000 No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017  05

This page has been intentionally left blank.

06  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017

This page has been intentionally left blank.

  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017  07

This page has been intentionally left blank.

08  Aberdeen Global High Income Fund: Summary Prospectus as of February 28, 2017

AOE-0371 0217